EXHIBIT 23

                       CONSENT OF AUDITORS TO INCORPORATE
                       FINANCIAL STATEMENTS INTO FORM S-8

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                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-105598 on Form S-8 of the AJS Bancorp, Inc. 2003 Stock Option Plan and the AJS Bancorp, Inc. 2003 Recognition and Retention Plan of our report dated February 17, 2006 appearing in this Annual Report on Form 10-K of AJS Bancorp, Inc.

                                        /s/ Crowe Chizek and Company LLC
                                            Crowe Chizek and Company LLC

Oak Brook, Illinois
March 24, 2006